Exhibit 10.2

FIRST AMENDMENT TO SHAREHOLDER AGREEMENT

This First Amendment to the Shareholder Agreement (this “Amendment”) is made and entered into as of April 5, 2021 by and between Corning Incorporated, a New York corporation (the “Company”), and Samsung Display Co., Ltd., a company organized under the laws of the Republic of Korea (the “Shareholder”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, the Company and the Shareholder are parties to that certain Shareholder Agreement, dated as of October 22, 2013 (the “Agreement”);

WHEREAS, pursuant to Section 8.6 of the Agreement, the Agreement may be amended in a writing signed by the Company and the Shareholder; and

WHEREAS, the Company and the Shareholder desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.	Amendment to the Agreement. The definition of “Ownership Cap” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Ownership Cap” means a Total Ownership Percentage of fifteen percent (15%).

2.	Miscellaneous.

(a)    Modification; Full Force and Effect. Except as expressly set forth in this Amendment, the Agreement and the terms thereof remain unchanged and in full force and effect.

(b)    Miscellaneous Terms. Sections 8.1 through 8.13 of the Agreement shall apply to this Amendment mutatis mutandis as if set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed by their respective duly authorized officers as of the date first written above.

CORNING INCORPORATED

By:	/s/ Lawrence D. McRae
	Name:	Lawrence D. McRae
	Title:	Vice Chairman & Corporate Development Officer

[Signature Page to First Amendment to Shareholder Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed by their respective duly authorized officers as of the date first written above.

SAMSUNG DISPLAY CO., LTD.

By:	/s/ Joo Sun Choi
Name:	Joo Sun Choi
Title:	Corporate President, CEO

[Signature Page to First Amendment to Shareholder Agreement]